                       SCHEDULE 14A INFORMATION SECURITIES

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Soliciting Material Pursuant to
[_]  CONFIDENTIAL, FOR USE OF THE             (S)240.14a-11(c) or (S)240.14a-12
     COMMISSION ONLY (AS PERMITTED
     BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

Notes:

                         [CYBERNET GRAPHIC REMOVED HERE]

                    Notice of Annual Meeting of Stockholders

                            to be held March 8, 2002

                                -----------------

         NOTICE IS HEREBY GIVEN that the rescheduled 2001 Annual Meeting of Stockholders of Cybernet Internet Services International, Inc., a Delaware corporation ("Cybernet" or "Company"), will be held at the Company's offices at Stefan-George-Ring 19-23, Munich, Germany, on March 8, 2002, at 11:00 a.m., local time, for the following purposes:

         (1) To elect a Class B Director to fill one of the two Class B vacancies and to serve for a three-year term expiring at the 2003 Annual Meeting of Stockholders and to elect two Class C Directors to serve for a three-year term expiring at the 2004 Annual Meeting of Stockholders.

         (2) To approve the Cybernet 1998 Stock Incentive Plan.

         (3) To ratify the appointment of Ernst & Young Deutsche Allgemeine Treuhand AG as corporate auditors for the 2000 and 2001 fiscal years.

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Your Board of Directors unanimously recommends that you vote "FOR" Proposal Nos. 1, 2 and 3. Only stockholders of record at the close of business on February 7, 2002 will be entitled to notice of, and to vote at, the Annual Meeting.

                                        By Order of the
                                        Board of Directors

                                        /s/ Andreas Eder

                                        Andreas Eder
                                        President, Chief Executive Officer and
                                        Chairman of the Board

         Munich, Germany
         February 18, 2002

Your Board strongly opposes the proxy solicitation by MFC. We urge you NOT to
                                                                       ---
sign any yellow proxy card sent to you by MFC Bancorp Ltd. and to sign and return the WHITE proxy card contained herewith.

If you have previously signed and returned the yellow proxy card, you have every right to change your mind and revoke your proxy by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided and to mark the "FOR" boxes on the card.

Regardless of the number of shares you own, your proxy is important. Please act today.

                        [CYBERNET GRAPHIC REMOVED HERE]

                 Cybernet Internet Services International, Inc.
                            Stefan-George-Ring 19-23
                              81929 Munich, Germany

Dear Fellow Stockholders:

         Your Board of Directors would like to invite you to attend the rescheduled 2001 Annual Meeting of Stockholders of Cybernet Internet Services International, Inc., a Delaware Corporation ("Cybernet" or "Company"), to be held at the Company's office at Stefan-George-Ring 19-23, Munich, Germany, on March 8, 2002, at 11:00 a.m., local time. A Notice of Annual Meeting, a Proxy Statement, and a Proxy containing information about the matters to be acted upon at the Annual Meeting are enclosed.

         At the Annual Meeting, you will be asked to (i) elect a Class B Director to fill one of the two Class B vacancies and to serve until the 2003 Annual Meeting of Stockholders and elect two Class C Directors to serve until the 2004 Annual Meeting of Stockholders; (ii) approve the Cybernet 1998 Stock Incentive Plan; and (iii) ratify the appointment of Ernst & Young Deutsche Allgemeine Treuhand AG as corporate auditors for the 2000 and 2001 fiscal years.

         February 7, 2002 has been set as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. The formal notice of the meeting follows on the next page. Certain of the Company's directors and officers are scheduled to be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and will consider the matters explained in the Notice and Proxy Statement that follow.

         We want to alert you that MFC Bancorp Ltd. ("MFC") has acquired voting control of shares held by two dissident minority stockholders, and is intending to seize control of your Company by starting a proxy solicitation to elect one half or more of your Board and appoint its own hand-picked nominees as new directors. If the slate of directors nominated by MFC is elected, it may constitute a "change of control" under your Company's note indentures relating to notes with total outstanding principal of approximately $160,000,000. A change of control may trigger an obligation to repurchase the notes which could result in the bankruptcy of your Company.

         Your Board believes that MFC has not proposed a business plan that will deliver stockholder value. In addition, given MFC's peculiar and suspect actions leading up to its proxy solicitation and the public allegations against MFC (as described in the enclosed proxy statement), your Board has substantial doubts that MFC has any long-term commitment to the Company.

         Your Board is working to complete a business plan designed to assist the Company in weathering the current significant downturn in the telecommunications industry and to position the Company to participate in the industry's recovery. Now is not the time to attempt to impose on your Company a new and questionable board of directors. We are opposed to MFC's solicitation and strongly urge you NOT to return any of its yellow proxy cards.

         We regret that MFC is subjecting your Company to a disruptive and costly proxy process. We assure you that your Board and management are acting and will continue to act vigorously to protect your best interests. In the meantime, you will most likely be approached by Michael Smith, Roy Zanatta, Eduard Seligman or other MFC agents in an attempt to convince you to sign their yellow proxy cards. We urge you NOT to sign the YELLOW proxy card or other materials you may receive from MFC and its agents without first reading your Company's enclosed proxy materials.

         As your Board, we will work to provide you with the information you need to make an informed decision in response to MFC's attempts to seize control. We will keep you updated as further information becomes available. On behalf of your Board of Directors, I thank you for your interest and continued support.

         It is very important that your views be represented, whether or not you are able to attend the Annual Meeting. Accordingly, please complete, sign and date your enclosed WHITE proxy card and return it to us in the enclosed envelope as soon as possible. Returning your completed proxy card will not limit your right to vote in person if you attend the Annual Meeting.

                                        Sincerely,

                                        /s/ Andreas Eder

                                        Andreas Eder
                                        President, Chief Executive Officer
                                        and Chairman of the Board

Munich, Germany
February 18, 2002

Your Board strongly opposes the proxy solicitation by MFC. We urge you not to sign any yellow proxy card sent to you by MFC and Ventegis Capital AG and to sign and return the WHITE proxy card contained herewith.

If you have previously signed and returned the yellow proxy card, you have every right to change your mind and revoke your proxy by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided and to mark the "FOR" boxes on the card.

Regardless of the number of shares you own, your proxy is important. Please act today.

                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                            Stefan-George-Ring 19-23
                              81929 Munich, Germany

                                ----------------

                       PROXY STATEMENT FOR THE RESCHEDULED
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                ----------------


     The enclosed proxy is solicited by the Board of Directors of Cybernet Internet Services International, Inc., a Delaware corporation ("we" or
                                                                --
"Company"), in connection with the rescheduled 2001 Annual Meeting of
 -------
Stockholders to be held at the Company's offices at Stefan-George-Ring 19-23, Munich, Germany, on March 8, 2002, at 11:00 a.m., local time, or any adjournment thereof (the "Annual Meeting"). The Company's Annual Report to Stockholders for
              --------------
the fiscal year ended December 31, 2000 and Quarterly Report for the period ended September 30, 2001 accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card were first sent or given to stockholders of the Company on or about February 18, 2002.

                    INFORMATION REGARDING THE ANNUAL MEETING

Proposals

     At the Annual Meeting, our stockholders will be asked:

     (1) To elect a Class B Director to fill one of the two Class B vacancies and to serve for a three-year term expiring at the 2003 Annual Meeting of Stockholders and to elect two Class C Directors to serve for a three-year term expiring at the 2004 Annual Meeting of Stockholders.

     (2) To approve the Cybernet 1998 Stock Incentive Plan.

     (3) To ratify the appointment of Ernst & Young Deutsche Allgemeine Treuhand AG as corporate auditors for the 2000 and 2001 fiscal years.

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     This Annual Meeting is very important to all of our stockholders in light of an attempt by MFC Bancorp Ltd. ("MFC") to elect one half or more of the
                                    ---
members of your Board. Your Board unanimously recommends that you reject MFC's nominees and vote "FOR" the election of your Board's nominees on the enclosed WHITE proxycard. We urge you not to vote for any individuals nominated by MFC.

     If you have previously signed a yellow proxy card sent to you by MFC, you can revoke that proxy by signing, dating and mailing the enclosed WHITE proxy card in the envelope provided.

Record Date and Quorum

     Holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock") as of the close of business on February 7, 2002 will be
      ------------
entitled to vote at the Annual Meeting, and each holder of record of Common Stock on such date will be entitled to one vote for each share of Common Stock. As of February 7, 2002, there were approximately [26,535,627] shares of Common Stock outstanding held by approximately [139] stockholders of record.

     The by-laws of the Company (the "By-Laws") provide that 40% of the
                                      -------
outstanding shares of Common Stock be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. However, pursuant to an order dated February [__], 2002 (the "February Order")
                                                              --------------
issued by the Court of Chancery of the State of Delaware ("Delaware Court"),
                                                           --------------
Cybernet shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purposes of that meeting. This means that the shares represented at the Annual Meeting on March 8, 2002 shall represent a quorum, even if such shares represent less than 40% of the outstanding shares. We therefore urge you to send in your proxy card or attend the Annual Meeting so that your views can be represented. The February Order also (i) specifies that the Annual Meeting be held on March 8, 2002 at 11:00a.m. (local time) at the Company's offices at Stefan-George-Ring 19-23, Munich, Germany; (ii) set February 7, 2002 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting,
(iii) set February 18, 2002 as the notice date for the Annual Meeting, and (iv) [______________________].

     The February Order amends a prior Stipulated Order of the Delaware Court dated December 19, 2001 (the "Previous Order") which directed that the Annual
                              --------------
Meeting be held on January 18, 2002. For the reasons set forth below, (See Recent Developments), the meeting did not take place on the date specified in the Previous Order and the February Order has now revised the meeting schedule as described above.

Vote Required

     The nominees for election as Class B Director and Class C Directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or by proxy and actually voting at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect the Class B Director nominee and Class C Director nominees. A broker non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their banks or brokers. Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed by our Board of Directors. These inspectors of election will also determine whether a quorum is present for the transaction of business.

Proxies

     All properly executed proxies, unless previously revoked, will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, our stockholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. With regard to other proposals, our stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card.

     If no specific instructions are given with regard to the matters to be voted upon, the shares of common stock represented by a signed proxy card will be vote "FOR" Proposal Nos. 1, 2 and 3 listed on the proxy card or may be used to adjourn or postpone the Annual Meeting, subject to applicable laws, regulations and court orders. If any other matters properly come before the Annual Meeting of which we had not received notice a reasonable time before we began mailing this proxy statement and the accompanying proxy card, the persons named as proxies will vote upon such matters according to their judgment.

Revocation of Proxies
     Any stockholder giving a proxy may revoke it at any time before it is voted by giving written notice of revocation to the Company, c/o Andreas Eder, President, Chief Executive Officer and Chairman of the Board, at the address shown above, or by executing and delivering prior to the Annual Meeting a proxy bearing a later date. Any stockholder who attends the Annual Meeting may revoke a previously submitted proxy by voting his or her shares of Common Stock in person.

Solicitation of Proxies

     Proxies will initially be solicited by us by mail, but directors, officers and regular fill time, management level employees may solicit proxies from stockholders personally or by telephone, facsimile, advertisement or the Internet. Such directors, officers and employees will not receive any additional compensation for such solicitation. We will also request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and will reimburse such persons for their reasonable expenses incurred in doing so. The total amount of fees and expenses estimated to be spent and the total expenditures to date in connection with the solicitation of stockholders are $[500,000] and $[200,000], respectively. All of the Company's expenses incurred in connection with the solicitation of proxies will be borne by us.

     Your Board unanimously recommends that you vote "FOR" Proposal Nos. 1, 2 and 3.

     The principal market for our common stock is the Neuer Market. Our common stock is listed on the Neuer Market under the symbol ["____"]. Our common stock is also listed on the OTC Bulletin Board under the symbol
"ZNET." On February 7, 2002, the closing sale price for the common stock as reported on Neuer Market and the OTC Bulletin Board was [$0.__] and [$0.__] per share, respectively.

     Except for dollar amounts taken from the Company's financial statements contained in the Form 10-K for fiscal years ended 2000 and 1999, all dollar amounts have been converted from Deutsche Marks to U.S. Dollars at the exchange rate indicated where applicable.

     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file
                              ------------
reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected without charge at, and copies thereof may be obtained at prescribed rates from, the public reference facilities of the Securities and Exchange Commission's principal office at 450 Fifth Street, N.W., Washington, DC 20549, and at the Securities and Exchange Commission's regional offices. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of such site is: http://www.sec.gov.

                               RECENT DEVELOPMENTS

     On or about September 19, 2001, MFC sent a letter to the Company advising us of its "strong interest" in providing financial services to the Company and assisting us in restructuring our outstanding debt. As explained to the Company by MFC, MFC's proposal required, among other things, that a majority of your Board of Directors resign, MFC designees be immediately installed as their replacements, and that the proposal "will neither be submitted nor disclosed to" to one of our directors at the time. Your management and your Board made good faith efforts to evaluate the benefits and risks of MFC's offer and made a series of specific inquiries regarding MFC's plans in the event its proposals were accepted. MFC did not respond to the specific inquiries and continued to insist on a Change in Control of your Board.

     On November 2, 2001, MFC acquired voting control of shares held by Holger Timm and Ventegis Capital Ag, representing at the time approximately 25.9% of the Company's issued and outstanding shares. MFC intends to seize control of your Company by starting a proxy solicitation to elect one-half or more of your Board and appoint its nominees as new directors.

     On November 13, 2001, the Company's Chief Executive Officer applied for and received an order dated November 15, 2001 from the Delaware Court scheduling an adjourned meeting of stockholders of the Company to elect directors of the Company for December 4, 2001 and waiving all quorum requirements. Mr. Eder sought the order in order to enfranchise you, the shareholders. Without such an order, the Company's by-laws require the presence in person or by proxy of 40% of the outstanding shares of Common Stock to constitute a quorum. On November 16, 2001, MFC, Ventegis Capital Ag and Holder Timm moved to intervene in the Delaware action and asked the Delaware Court, inter alia, to vacate its order dated November 15, 2001 that removed the quorum requirement for the December 4, 2001 adjourned meeting of stockholders of the Company. Your Board believes they did so with the sole and express purpose of allowing themselves another opportunity to nominate a competing slate of directors, after having foregone the opportunity to nominate directors in accordance with your Company's by-laws. On December 3, 2001, the Chancery Court vacated its order dated November 15, 2001 that waived all quorum requirements for the adjourned meeting of stockholders scheduled for December 4, 2001. On December 4, 2001, the quorum required by the by-laws was not present for a meeting of stockholders of the Company and the meeting was accordingly adjourned.

     On December 19, 2001, the Company and MFC stipulated to the Previous Order by the Delaware Court which directed that the Company hold its 2001 Annual Meeting on January 18, 2002. At the date of the Previous Order, both MFC and the Company anticipated filing separate and competing proxy solicitations.

     On or about December 23, 2001, MFC proposed to the Company that in order to reduce tension and the associated costs and expenses of a contested election and separate proxy materials, the parties should work together and submit a single proxy statement to shareholders. In that joint material, MFC and the Company would each put forth a slate of nominees for election to the Board and the shareholders would choose between competing candidates. The Company agreed to the concept of a single proxy statement on the condition that MFC submit and the Board approve a proposal from MFC for restructuring the Company's outstanding debt. In addition, MFC proposed asking the Delaware Court to modify the date for the scheduled January 18, 2002 in order to allow the parties to complete negotiations and discussions on the joint proxy materials and related agreements. On December 29, 2001, MFC submitted a written proposal for restructuring the Company's outstanding debt. On December 31, 2001, MFC made an oral presentation of that proposal to the Board, answered questions about that proposal and discussed with the Board certain of the public allegations which had been made against MFC. On January 1, 2002, the Board decided to go forward with preparations of a single proxy statement. The Board reserved final approval of such proxy material until a review of the actual content of that material. Final approval of a single proxy statement also involved agreement between MFC and the Company on short-term working capital for Cybernet. MFC had insisted that the Company not finance its short-term working capital needs through the transaction with Telehouse Deutschland GmbH ("Telehouse") described below and
                                              ---------
offered to provide financing itself. Finalizing a single proxy statement also involved reaching agreements and executing documents assuring the continuity of senior management, the exchange of various releases and indemnities and other matters. During the period commencing on January 5, 2002 through January 23, 2002, the parties exchanged drafts of a proposed proxy statement and other necessary documentation. On January 23, 2002, MFC informed the Company that it was not willing to provide the financing it had offered and was terminating all discussions and negotiations for a single proxy statement.

     On January 24, 2002, the Company filed a motion to amend the Previous
Order and on February [__], 2002, the Delaware Court issued the Order which sets March 8, 2002 as the meeting date for the Annual Meeting. The Order specifies that the Annual Meeting will be held on March 8, 2002 at 11:00a.m. (local time) at the Company's offices at Stefan-George-Ring 19-23, Munich, Germany. The Order also sets February 7, 2002 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting, and February 18, 2002 as the notice date for the Annual Meeting. The Order provides that the shares of the Company represented at the Annual Meeting shall constitute a quorum. We urge you to send in your proxy card or attend the Annual Meeting so that your views can be represented.

     Your Board of Directors is working towards a business plan to assist the Company in weathering the current significant downturn in the telecommunications industry and to position the Company to participate in the industry's recovery. To that end, your Board has authorized our management to evaluate structural alternatives for our business operations as a means to maximize stockholder value.

     As part of the Company's restructuring plan, on January 29, 2002, the Company entered into an option agreement with Telehouse. Pursuant to the option agreement, the Company granted Telehouse an option to purchase the Company's existing data centers located in Munich, Frankfurt and Hamburg for an aggregate purchase price of approximately Euro 30,000,000. Telehouse currently leases these data centers from the Company. The option to purchase is exercisable by Telehouse on or before March 31, 2002. In consideration of the option grant, Telehouse paid the Company Euro 1,300,000, most of which will be applied towards the purchase price in the event the option is exercised. In the event the option is not exercised, the payment will be applied towards Telehouse's obligations to the Company under the current lease between the Company and Telehouse.

     Your Board believes that this is not the time to attempt to impose on the Company a new and questionable board that is unfamiliar to the Company's operations and our bondholders. Changing board members at this critical time is a bad idea.

                   A CHANGE IN CONTROL WOULD TRIGGER A COMPANY
             OBLIGATION TO REPURCHASE ALL OF ITS OUTSTANDING NOTES,
           AN AMOUNT THAT COULD LEAD TO THE BANKRUPTCY OF THE COMPANY

     In July and August 1999, the Company issued and sold three series of notes due on 2009 ("Notes"). The total outstanding principal of the notes is now
              -----
approximately $160,000,000. The

Notes trade at deep discounts to their principal amounts. Under the terms of the Notes, if MFC succeeds in electing their nominees to one-half or more of the seats on your Board, we would be required to offer to repurchase all of the outstanding Notes within 60 days at a minimum price of 101% of their principal amount plus accrued interest. We have been working towards a restructuring of the Notes. However, the amount that would be payable in 60 days far exceeds the amount of cash the Company has available and is several times greater than our total market capitalization.

     All of the Notes are subject to indentures which provide that:

         Upon the occurrence of a Change in Control, the Company will make an offer to purchase all or any part (equal to $1,000 in principal amount and integral multiples thereof) of the Notes...at a price in cash...equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, thereon to the date of repurchase, plus Additional Amounts, if any, and Liquidated Damages, if any, to the date of repurchase

     A Change in Control would occur if MFC succeeds in replacing one-half or more of your Board with its own slate. For purposes of the Notes, a Change of Control takes place if individuals who have been members of the Board for two consecutive calendar years (or whose nomination has not been approved by two-thirds of the current Board) "cease for any reason to constitute a majority of the members of the Board of Directors then in office."

     There are currently six seats on the Board which are divided into three classes: Class A, whose term will expire at the 2002 Annual Meeting; Class B, whose term will expire at the 2003 Annual Meeting; and class C, whose term will expire at the Annual Meeting. The two Class B seats are currently vacant. The terms of the two Class C seats will expire at the Annual Meeting. The Board has nominated Andreas Eder for re-election and Paolo di Fraia for election as Class C Directors at the Annual Meeting. In addition, the Board has nominated Cabot Caskie for election as a Class B Director. The Board has not proposed a suitable candidate to fill the other Class B vacancy. If the three Board nominees are elected to office at the Annual Meeting, your Board will consist of five members. If the Board nominees are not elected to office at the Annual Meeting, and three of the nominees proposed by MFC are elected, a Change in Control under the Notes would occur.

     MFC has asserted that a Change in Control could be avoided if your Board was to approve the MFC nominees. However, given MFC's suspect actions leading up to its proxy solicitation, its refusal to answer legitimate and reasonable questions by your Board, the public allegations lodged against MFC, and MFC's withdrawal of its offer to finance the Company's near term working capital needs, your Board has substantial doubts that MFC has any long-term commitment to the Company.

     Based upon the terms of MFC's November 2, 2001 agreement with Holger Timm and Ventegis and upon the allegations described below regarding transactions between MFC and other companies which it controlled, we believe that if MFC gains control of the Board, there exists the possibility that it would cause the Company to engage in transactions that would unilaterally benefit MFC and its affiliates and place your Company at substantial risk. In contrast to the MFC nominees, all of the current directors on your Board and management are dedicated to protecting and enhancing the value of your investments in the Company.

                               LITIGATION MATTERS
                       INVOLVING MFC REVEAL A LONG LIST OF
                                   ALLEGATIONS

     Based upon public documents, it has come to your Board's attention that MFC and/or its directors, Michael Smith and Roy Zanatta, have been named as defendants in two pending lawsuits and in three actions which have been dismissed. A description of the allegations in some of these actions follows. Copies of complaints and other court pleadings in these actions are available to the public.

     The descriptions below contain only allegations and are not findings of fact. None of these allegations have been proven and MFC, Mr. Smith and Mr. Zanatta have not been found liable in any of the actions described below.

1.   Gibralt Capital Corporation v. Drummond Financial Corporation ("Drummond"),
     ---------------------------------------------------------------------------
     MFC, Michael J. Smith, Roy Zanatta, and others, in the Delaware Court.
     -----------------------------------------------------------------------

     In this litigation, commenced in September 1999, Gibralt Capital Corporation (then a 21 percent shareholder of Drummond Financial Corporation) sued Drummond, MFC, Michael Smith, Roy Zanatta and others (collectively, the "MFC Drummond defendants"). The allegations against the MFC Drummond defendants
 -----------------------
included, but are not limited to, the following:

        o In May 1997, the MFC Drummond defendants effected numerous self-dealing stock and bond transactions designed specifically to bleed Drummond of its cash and usurped a corporate opportunity belonging to Drummond. The MFC Drummond defendants failed to disclose to the Drummond shareholders material facts relating to a series of self-dealing transactions.

        o In June 1996, the MFC Drummond defendants used a series of undisclosed complex "round robin" preferred stock transactions to acquire 76% control over Drummond without spending any of its own funds.

        o In the fall of 1996, the MFC Drummond defendants used a series of undisclosed transactions relating to a Drummond loan receivable such that $600,000 of immediate value, as well as voting control of Drummond's subsidiary Ichor, were transferred from Drummond to Logan International Corporation (controlled by MFC) for no consideration in a transaction that could have been structured to benefit Drummond.

        o Under his control, throughout 1997, Michael Smith caused Drummond to invest in securities of MFC and its affiliates with no benefit to Drummond, and to make numerous interest-free loans to affiliates of Michael Smith and MFC.

        o In June 1998, they effected a series of complex transactions in order to give MFC majority control over its subsidiary, Ichor Corporation. The MFC Drummond defendants caused the subsidiary to issue preferred stock to MFC and its affiliates on questionable terms and caused Drummond to sell approximately 17% of its subsidiary stock to the MFC Drummond defendants at a deep discount. These transactions were not disclosed to Drummond shareholders.

     We are informed by MFC that this litigation is still pending. The MFC Drummond defendants moved to have the court dismiss the case based on their argument that, among other things, the Delaware Court lacked jurisdiction over them. On May 8, 2001, the court denied MFC's Motion and determined on the basis of Delaware's conspiracy theory to assert jurisdiction over the MFC Drummond defendants. In a Schedule 13-D/A filed by Gibralt dated May 7, 2001, it disclosed that it had sold all of its shares of Drummond.

2.   MacDonald Oil Exploration Limited v. MFC Bancorp Ltd., 32565 Yukon Inc.,
     ------------------------------------------------------------------------
     Michael J. Smith, Roy Zanatta, Bresea Resources Ltd. ("Bresea") and others,
     ---------------------------------------------------------------------------
     in the Superior Court in the Province of Quebec, District of Montreal
     ---------------------------------------------------------------------

     In this litigation, commenced on March 30, 2001, MacDonald Oil Exploration (then a shareholder of Bresea) sued MFC, Michael Smith, Roy Zanatta, 32565 Yukon Inc. (a wholly-owned subsidiary of MFC) and others (collectively, the "MFC Bresea defendants"). The allegations against the MFC Bresea defendants recited in the plaintiff's complaint include, but are not limited to, the following:

        o In December 2000 and January 2001, the MFC Bresea defendants in its "take over bid" of Bresea willfully and deceptively contravened the mandatory provision of the Quebec Securities Act and its regulations for the purpose of acquiring voting control over the affairs of Bresea without making adequately full, fair and plain disclosure required by law. During this period, the MFC Bresea defendants engaged in deliberate misrepresentations and intentional material omissions.

        o As a consequence of these and other transactions described, there is evidently reason to believe that MFC has adopted a modus operandi whereby MFC/and or its directors have gained control of dormant or financially troubled corporations with sizeable liquid assets, and thereafter have put in motion complex and clandestine maneuvers intended to result in the depletion of such assets.

     On May 7, 2001, the Superior Court of the Province of Quebec issued an interim order that, inter alia, prevented the MFC Bresea defendants from exercising any of their voting rights attaching to the Bresea shares acquired by them without obtaining the approval of the court. The MFC Bresea defendants appealed the order and on November 2, 2001, the Court of Appeals of the Province of Quebec without ruling on the substance of the factual allegations described above, quashed the order on grounds which included that (i) the test for the issuance of the order was not satisfied; (ii) the complaint does not allege any real and present peril; and (iii) the plaintiffs failed to show the existence of serious and irreparable harm.

3.   (a) Euro Trade & Forfaiting, Inc. v. John Vowell, Chandra Sekar, Naren
     ----------------------------------------------------------------------
     Desai and others, Southern District of New York (the "Euro Trade Action");
     --------------------------------------------------------------------------
     (b) Clarion Investment and Mortgage and Clifftown Holdings International
     ------------------------------------------------------------------------
     Inc. and others v. Euro Trade & Forfaiting Inc., MFC, Michael J. Smith and
     --------------------------------------------------------------------------
     others in the Southern District of New York (the "Clarion Action"); and (c)
     ---------------------------------------------------------------------------
     North Cascade, Ltd. et al v. Smith, et al in the Southern District of New
     -------------------------------------------------------------------------
     York (the "North Cascade Action).
     ---------------------------------

     In November 2000, Euro Trade & Forfaiting, Inc. ("Euro Trade"), of which Michael J. Smith was a director and officer, alleged in an amended complaint against its former Chief Executive Officer, John Vowell, its former Chairman, Chandra Sekar, its former Chief Financial Officer, Naren Desai, John W. Duffell and John Does 1-10 alleging, in part, that Mr. Vowell, Mr. Sekar and Mr. Desai breached their fiduciary duties to Euro Trade and, along with the other defendants, participated in a wide-ranging fraudulent scheme to benefit themselves and their associates at the expense of Euro Trade. Euro Trade is seeking to recover from the defendants, among other things, actual and punitive damages, as well as the return of certain shares issued to the defendants as a result of their behavior. In April 2001, Euro Trade entered into a settlement agreement with one of the defendants, John Vowell, pursuant to which Mr. Vowell transferred to Euro Trade 1,250,000 common shares of Euro Trade which were cancelled, agreed to transfer other securities and agreed to cooperate and assist Euro Trade in its claims against the other defendants.

     After the Euro Trade Action was filed, in November 2000, Clarion Investment and others filed the Clarion Action. The allegations against the MFC defendants and their affiliates recited in the plaintiff's complaint include, but are not limited to, the following:

        o In January 2000, the MFC Euro defendants identified Euro Trade as a potential target for their routine shenanigans in which they loot corporations of their assets.

        o Throughout year 2000, the MFC Euro defendants intentionally filed materially misleading SEC reports and press releases. o In January 2000, the MFC Euro defendants acquired control of Euro Trade through purchases of shares disguised as a loan.

              After installing himself and James Carter as directors and officers of Euro Trade in February 2000, Michael Smith caused Euro Trade to turn full operating control to MFC. Michael Smith immediately severed the company's business relationships and halted its business. Since its takeover, the company has not transacted any business or generated any revenues from its core business.

        o Since his takeover, Michael Smith has used his position at Euro Trade to usurp Euro Trade's business opportunities in favor of MFC Merchant Bank and has used Euro Trade as a vehicle to conduct MFC Merchant Bank's activities, namely to loan money using Euro Trade's cash.

         In July 2001, the Clarion Action was transferred to the Southern District of New York to be heard with the Euro Trade Action.

         In a related legal action involving Euro Trade, North Cascade, Ltd. et al v. Smith, et al, similar allegations were lodged against the MFC defendants. In this litigation, commenced in December 2000, the plaintiffs (shareholders of Euro Trade) sued the MFC defendants alleging violations of federal and state securities laws. The allegations against the MFC defendants recited in the plaintiff's complaint include, but are not limited to, the following:

        o During the period January 2000 to April 2000, the MFC Euro defendants stole control of Euro Trade under the guise of a series of loan, pledge, shareholder and management agreements, an unauthorized issuance of additional shares, improper action by directors, and the use of inadequate and misleading proxy materials. After assuming control of Euro Trade, Michael Smith began converting many of the company's assets to cash, with the exception of the note receivable due from MFC Bancorp. During this period, Michael Smith prevented the company from conducting any business and caused the company to cease to operate as a going concern.

        o During their period of control, Michael Smith and James Carter, acting for themselves and for MFC Bancorp Ltd. and MFC Merchant Bank stole control of Euro Trade and millions of dollars in assets from the lawful shareholders.

        o In February or March 2000, the MFC Euro defendants illegally transferred title of Euro Trade shares owned by plaintiffs and pledged to MFC to its own name in order to circumvent proxy rules.

     On April 3, 2001, the plaintiffs withdrew their complaint after MFC filed a motion to dismiss.

Your Board has your best interests in mind. We strongly believe that the solicitation being undertaken by MFC is not in your best interest and urge you to reject MFC's solicitation and revoke any proxies that may have been given to MFC.

                  YOUR BOARD'S PROPOSALS FOR THE ANNUAL MEETING

                                   PROPOSAL 1

                          ELECTION OF CLASS B DIRECTOR
                              AND CLASS C DIRECTORS

     Your Company currently has four directors. In accordance with the terms of the Company's Certificate of Incorporation and Bylaws, the terms of office of the Board of Directors are divided into three classes: Class A, whose term will expire at the 2002 Annual Meeting of stockholders to be held later this year; Class B, whose term will expire at the 2003 Annual Meeting of stockholders; and Class C, whose term will expire at the coming Annual Meeting which has been rescheduled to March 8, 2002. This proxy statement relates only to the rescheduled 2001 Annual Meeting and the election of two Class C Directors and one Class B Director. The Board is not proposing a nominee for the remaining Class B vacancy at this time. Class A Directors will be elected at the 2002 Annual Meeting to be held later this year.

     The Class A Directors are Dr. Hubert Besner and Robert Fratarcangelo. The Class C Directors are Andreas Eder and Tristan Libischer. The Class B Director seats are currently vacant.

     At each Annual Meeting of stockholders, the successors to directors whose terms expire at that Annual Meeting will be elected to serve from the time of the Annual Meeting until the third Annual Meeting following their election and until their successors are duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

     There are currently two Class B vacancies on your Board. Your Board has nominated Cabot R. Caskie for election as Class B Director at the Annual Meeting. Mr. Caskie has consented to serve as Director if elected. Accordingly, the Board of Directors has nominated Mr. Caskie for election as Class B Director at the Annual Meeting. If elected at the Annual Meeting, Mr. Caskie will serve until the 2003 Annual Meeting of stockholders and until the election and qualification of his successor or until his earlier death, resignation or removal. The remaining directors intend to fill the second vacancy when an appropriate candidate is selected. However, no nominee to fill the Class B vacancy has been selected to date and your Board does not intend to present such a nominee at the Annual Meeting. The Proxy relating to the election of a Class B Director cannot be voted for more than the one nominee for Class B Director named herein.

     The Board of Directors has nominated Andreas Eder for re-election and Dr. Paolo di Fraia for election as Class C Directors at the Annual Meeting. Mr. Eder is currently a member of the Board of Directors and has consented to serve as Director if elected. Mr. di Fraia is currently the Company's Chief Financial Officer and has consented to serve as Director if elected. If elected at the Annual Meeting, Messrs. Eder and di Fraia will serve until the 2004 Annual Meeting of stockholders and until the election and qualification of their successors or until their earlier death, resignation or removal.

Voting Information with Regard to the Election Proposal

     It is the intention of the persons named as proxies to vote the proxies FOR the election to the Board of Directors of the nominees named above, unless a stockholder directs otherwise. In the event that a vacancy arises prior to the Annual Meeting, the proxy may be voted for a substitute nominee designated by the Board of Directors.

     The affirmative vote of a plurality of the votes cast by the holders of the Common Stock present in person or by proxy and actually voting at the Annual Meeting will be required to elect the nominees as Directors of the Company for three-year terms. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect the Director nominees.

Director and Director Nominee Information

     Set forth below is information concerning the nominees to be elected at the Annual Meeting, as well as certain information concerning the Directors whose terms extend beyond the Annual Meeting. Set forth below with respect to each Director or Director nominee is his name, age, principal occupation and business experience for the past five years and length of service as a Director.

Nominee for Class B Director to be Elected at the Annual Meeting

Cabot R. Caskie ...................                  Age: 57

     From 1996 to the present, Mr. Caskie has been serving as Chief Financial Officer of Metastatin Pharmaceuticals, Inc., a biotechnology start-up. From 1995 to 1998, Mr. Caskie served as Chief Financial Officer of Insmed Pharmaceuticals, a development stage company focused on treatment of insulin resistance and Type II diabetes and helped raised $9,000,000 in venture capital and $14,000,000 in a private placement. During 1999, Mr. Caskie served as Chief Financial Officer of Socrates Technologies, Inc., a publicly-owned information technology company in a "turn around" phase. Prior to 1996, Mr. Caskie has held numerous senior executive positions with public and private companies. Mr. Caskie graduated from Clemson University with a bachelor of science degree (with honor) in Industrial Management in 1968.

Nominees for Class C Directors to be Elected at the Annual Meeting

Andreas Eder ......................                  Age: 41

     Mr. Eder, a co-founder of Cybernet AG, has been Head of the Management Board of Cybernet AG since its formation in December 1995 and has been our Chairman of the Board of Directors, President and Chief Executive Officer since we acquired Cybernet AG in 1997. Before founding Cybernet AG, Mr. Eder held management positions with The Boston Consulting Group from April 1991 to October 1995 and Siemens-Nixdorf from April 1986 to March 1991. Mr. Eder holds a Masters degree in Business Administration from the University of Munich.

Dr. Paolo di Fraia ................                  Age: 41

     Dr. di Fraia has been our Chief Financial Officer since June 2000 and the Vice President International and Managing Director of Cybernet Italia since June 2000. From March 1998 to March 2000, Dr. di Fraia was Managing Director (Europe) of Destia Communications, Inc. From September 1994 to February 1998, he was Finance Director (Europe ) of Viatel, Inc. From April 1989 to August 1994, he was the Financial Controller (Europe) of Philip Crosby Associates and from January 1985 to March 1989 he practiced public accounting in Turin, Italy with the firm of Ernst & Whinney. Dr. di Fraia holds a doctorate in finance, economics and trade from the University of Salerno.

Directors Continuing in Office

Class A Directors - Term Expiring 2002

Hubert Besner .....................                  Age: 38

     Dr. Besner has been one of our Directors since 1997 and has been a member of the Supervisory Board of Cybernet AG since February 1996. From January 2001 to the present, he has been a partner in the law firm of Brobeck Hale and Dorr in Munich. From April 1994 to December 2000, he was a partner in the law firm of Besner Kreifels Weber in Munich, Germany. He is currently a member of the Supervisory Board of .start AG, Schueller Industrieentsorgung AG, Typhoon Networks AG and IPO Beteiligungen AG. Dr. Besner received his First State Exam in law from Ludwig-Maximilians-Universitaet in 1986, and his doctorate magna cum laude from Ludwig-Maximilians-Universitaet in 1988.

Robert Fratarcangelo ..............                  Age: 63

     Mr. Fratarcangelo has been our Secretary since May 1999, and has been one of our Directors since September 1997. From October 1999 to June 2001, he was Senior Vice President of Sales and Marketing of Anteon-CITI, LLC. From September 1997, he was President and Chief Executive Office of Criminal Investigative Technology, Inc. From 1994 to 1997, Mr. Fratarcangelo was a District Manager at EMC2, Inc. From 1988 to 1991, Mr. Fratarcangelo was Vice President, Federal Sales at Teradata and from 1991 to 1994 was employed with Digital Communications Associates. Previously, Mr. Fratarcangelo held various positions at IBM. Mr. Fratarcangelo has a Bachelors Degree in Political Science from the State University of New York.

                The Board of Directors recommends that you vote
     "FOR" the election of the nominee for Class B Director named above and "FOR" the election of the nominees for Class C Directors named above.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information as of December 20, 2001 regarding the amount of Common Stock beneficially owned by

     (i) all persons known to us who beneficially own more than 5% of the outstanding Common Stock;
     (ii) each of our directors and nominees with respect to the equity securities held by such directors;
     (iii) each of our executive officers named in the Summary Compensation Table with respect to the equity securities held by such executive officer; and
     (iv) all of our current executive officers and directors as a group with respect to the equity securities held by such executive officers and directors.

     Stock ownership information has been furnished to us by such beneficial owners or is based upon filings made by such owners with the Securities and Exchange Commission (the "Commission"). As of December 20, 2001, there were 26,535,627 shares of Common Stock and no shares of Series B Preferred Stock issued and outstanding.

                                                         Shares Beneficiary        Approximate
                                                                Owned           Percentage of Class
                                Name                        Common Stock         Common Stock (1)

                         Executive Officers
                            And Directors
                         ------------------
               Andreas Eder .............................    1,799,204 (2)             6.7% (2)
               Stefan-George-Ring 19
               81929 Munich, Germany

               Dr. Paolo di Fraia .......................      221,096 (3)               *
               Stefan-George-Ring 19
               81929 Munich, Germany

               Thomas Stoek .............................       36,105 (4)               *
               Stefan-George-Ring 19
               81929 Munich, Germany

               Hubert Besner ............................        3,761 (5)               *
               Maximilianstrasse 31
               80539 Munich, Germany

               Robert Fratarcangelo .....................        2,500 (6)               *
               10842 Oak Crest
               Fairfax, Virginia 22030

               All executive officers and
               Directors as a group .....................    2,062,666                  7.7%
               (5 persons)

                       Principal Stockholders,
                        Other than Executive
                       Officers and Directors
                       -----------------------

               Holger Timm (7) ..........................    1,295,400 (8)              4.9%
               Kurfurstendamm 119
               10711 Berlin, Germany

               Ventegis Capital AG (9) ..................    5,577,396 (8)               21%
               (formerly, Cybermind Interactive Europe)
               Kurfurstendamm 119
               10711 Berlin, Germany

               MFC Bancorp Ltd. .........................    6,872,796 (8)             25.9%
               17 Dame Street
               Dublin 2, Ireland

------------------
*Indicates less than 1% beneficial ownership

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the beneficial owner exercises voting or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within sixty days of December 20, 2001 are deemed to be outstanding for the purpose of computing the percentage ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2) Includes 38,750 shares of Common Stock held by Mr. Eder's spouse. She has sole investment and sole voting power over all shares of Common Stock held by her, and Mr. Eder disclaims beneficial ownership of any of the shares held by her. Includes options to purchase 248,871 shares of Common Stock under the Company's Incentive Plan which will become exercisable on or before February 20, 2002. Does not include options to purchase

     231,129 shares of Common Stock under the Company's Incentive Plan, which become exercisable on certain dates after February 20, 2002.
(3) Includes options to purchase 221,096 shares of Common Stock under the Company's Incentive Plan which become exercisable on or before February 20, 2002. Does not include options to purchase 264,904 shares of Common Stock under the Company's Incentive Plan, which become exercisable on certain dates after February, 2002.
(4) Includes options to purchase 36,105 shares of Common Stock Incentive Plan which become exercisable on or before February 20, 2002. Does not include options to purchase 63,895 shares of Common Stock under the Company's Incentive Plan, which become exercisable on certain dates after February 20, 2002.
(5) Includes 1,261 shares of Common Stock held by Dr. Besner's spouse who has sole voting and investment power with respect to such shares. Dr. Besner disclaims beneficial of any of the shares held by her. Includes options to purchase 2,500 shares of Common Stock under the Company's Incentive Plan which become exercisable on or before February 20, 2002.
(6) Includes options to purchase 2,500 shares of Common Stock under the Company's Incentive Plan which become exercisable on or before February 20, 2002.
(7) We have been advised by Mr. Timm that (i) he is a minority shareholder and a member of the supervisory board of Ventegis, (ii) Mr. Timm and Ventegis have each granted MFC voting control over shares they own, and (iii) Mr. Timm disclaims beneficial ownership of any securities of the Company held by Ventegis.
(8) On November 2, 2001, Holger Timm, Ventegis and MFC entered into an agreement pursuant to which Holger Timm and Ventegis granted MFC voting rights for the term of the agreement with respect to the 1,295,400 and 5,577,396 shares held by Holger Timm and Ventegis, respectively.
(9) We have been advised by Ventegis that the dispositive power over the shares of Common Stock beneficially owned by Ventegis is exercised by the directors and executive officers of Ventegis.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our Directors, executive officers and persons who beneficially own more than 10% of the Common Stock or the Series B Preferred Stock to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock or Series B Preferred Stock. Directors, executive officers and beneficial owners of more than 10% of the Common Stock or Series B Preferred Stock are required by Commission rules to furnish us with copies of all such reports. To our knowledge, based solely upon a review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our Directors and executive officers have been complied with since we registered under the Exchange Act on March 31, 1999.

Board of Directors' Meetings and Attendance

     During fiscal years 2001 and 2000, the Board of Directors of the Company held a total of [___] and 8 meetings, respectively. All members of the Board of Directors, except for Tristan Libischer, have attended at least 75% of the meetings.

Committees of the Board of Directors

     The Board of Directors has three committees: an Executive Committee, an Audit Committee and a Compensation Committee. The Committees were created contemporaneously with the Company's reincorporation in Delaware.

     The Executive Committee has authority to act on the same matters as the Board of Directors when the Board of Directors is not available. The Executive Committee did not meet during the last fiscal year. The Executive Committee currently consists of Andreas Eder and Hubert Besner.

     The Audit Committee reviews the Company's accounting processes, financial controls and reporting systems, as well as the selection of the Company's independent auditors and the scope of the audits to be conducted. The Audit Committee met two times during the last fiscal year. Until November 6, 2001, the Audit Committee consisted of G.W. Norman Wareham and Robert Fratarcangelo. Effective November 6, 2001 Mr. Wareham resigned as a director and as a member of the Audit Committee. The Audit Committee currently consists of Robert Fratarcangelo. Mr. Fratarcangelo also currently serves as Secretary of the Company and is not compensated by the Company in such capacity.

     The Compensation Committee reviews executive compensation and organization structure. The Compensation Committee also administers the Company's Incentive Plan and the Company's 1998 Outside Director's Stock Option Plan. The Compensation Committee met two times during the last fiscal year. The Compensation Committee currently consists of Robert Fratarcangelo and Hubert Besner. Except for Mr. Fratarcangelo who was elected Secretary of the Company in May 1999, none of the members of the Compensation Committee is currently, or has been at any time since the formation of the Company or its predecessor, an officer or employee of the Company or its predecessor.

Cash Compensation of Outside Directors

     Directors, who are not also employees of the Company ("Outside Directors"),
                                                            -----------------
receive $15,000 annually (the "Annual Director Fee") and are reimbursed for
                               -------------------
out-of-pocket expenses incurred in connection with their service on the Board of Directors. Each Outside Director can elect to receive his Annual Director Fee in cash, stock options or a combination thereof. If an Outside Director elects to receive options, they will be granted pursuant to the Company's Directors' Stock Option Plan, which is described below.

1998 Outside Directors' Stock Option Plan

     The Company maintains the 1998 Outside Directors' Stock Option Plan ("Directors' Plan") for the purpose of granting options to Outside Directors
  ---------------
electing to receive them. The Board of Directors has reserved 150,000 shares of Common Stock for issuance pursuant to awards that may be made under the Directors' Plan, subject to adjustment as provided therein. The number of shares of Common Stock associated with any forfeited option are added back to the number of shares that can be issued under the Directors' Plan. As of the date of this Proxy Statement, 75,000 options have been granted under the Directors' Plan.

     Only Outside Directors are eligible to participate in the Directors' Plan. In lieu of receiving annual Director's fees in cash, each Director who is not an employee may elect to receive all or a portion of his fees in stock options. Each Outside Director must make an election on or before January 1 of the year in which the election is to be made or by such other date as determined by the committee administering the Directors' Plan. The value of the stock options will be determined pursuant to the Black-Sholes method, and the options will be fully vested at the date of grant. Each option granted pursuant to the Directors' Plan will be evidenced by an agreement and will be subject to additional terms as set forth in the agreement. The Directors' Plan was effective on November 16, 1998 and will continue to be effective until the earlier of ten (10) years after the effective date of the Directors' Plan or until terminated by the Board of Directors.

Executive Officers

     Executive officers are elected by the Board of Directors following each Annual Meeting of stockholders to serve for a term set by the Board of Directors and until their successors are duly elected and qualified. Our current executive officers are listed below, together with their age, positions with the Company and business experience for the past five years.

Andreas Eder ....................                    Age: 41

     See "Director and Director Nominee Information - Nominees for Class C Directors to be Elected at the Annual Meeting" under Proposal 1 above.

Dr. Paolo di Fraia ..............                    Age: 41

     See "Director and Director Nominee Information - Nominees for Class C Directors to be Elected at the Annual Meeting" under Proposal 1 above.

Robert Fratarcangelo ............                    Age: 63

     See "Director and Director Nominee Information - Directors Continuing in Office" under Proposal 1 above.

Thomas Stoek ....................                    Age: 37

         Mr. Stoek joined Cybernet in January 2001 as Vice President Internet Data Center and a member of the Management Board of Cybernet AG. From 1997 to December 2000, Mr. Stoek was Managing Director of Guardian IT. In this role he was responsible for the development of a Joint Venture with Debis Systemhaus. Prior to that, Mr. Stoek was employed as Sales Manager for Seagate Software responsible for the central European Market.

Ferdinand Leitner ...............                    Age: 55

         Mr. Leitner has been employed by the Vianet Telekommunikations AG as Chairman of the Board of Directors Austria since July 2001. From April 1998 to June 2000, he was Director of Sales and from July 2000 to June 2001 was Vice President Websolutions at Eunet/KPNQuest, Vienna. From October 1996 to March 1998, Mr. Leitner was Manager of the business area "Solutions and Consulting" with Externa Systemhaus Ges.m.b.H., Vienna and Salzburg.

Georg Chytil ....................                    Age: 35

         Mr. Chytil has been employed by Vianet Telekommunikations AG as Technical Director Austria since July 2001. At KPNQuest Austia GmbH, Vienna, he was Director of Engineering & Technical Operations from April 2000 to June 2001. From March 1996 to March 2000, Mr. Chytil was Manager Technical Operations at EunetEDVDienstleistungsGmbH, Vienna.

Family Relationships Between Certain Directors and Executive Officers

     No family relationship exists between any director or executive officer and any other director or executive officer.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board of Directors or Compensation Committee.

Executive Compensation

     Our compensation program for executive management includes base salaries, annual performance-based incentive bonus plans, and stock option plans. The compensation of each executive officer was established by the Board of Directors acting upon the recommendations of the Compensation Committee. See "Compensation Committee Report on Executive Compensation" below.

     The following table sets forth the annual long-term and other compensation for our Chief Executive Officer and our other most highly compensated executive officers during the last fiscal year ("Named Executives"), as well as the total annual compensation paid to each individual for the two previous fiscal years.

     Each of the persons listed has or had an employment contract with us calling for the payment of an annual bonus if certain performance standards are achieved.

                                                        Summary Compensation Table

                                                                                           LONG-TERM
                                                       ANNUAL COMPENSATION                COMPENSATION
                                                       -------------------                ------------
                                                                                           Securities
 Name and Principal                                                                        Underlying            All
 ------------------                Fiscal                                                  Options/             Other
     Position                       Year          Salary (1)          Bonus (1)            SARs (#)         Compensation (1)
     --------                       ----          ----------          ---------            --------         ----------------
Andreas Eder                        2001            153,388             57,303              200,000          32,172 (2)
   Chairman, President and          2000            143,801             41,664              280,000              0
   Chief Executive Officer;         1999            115,041               0                 200,000              0
   Head of Management Board
   of Cybernet AG

Tristan Libisher (3)                2001            61,881                0                   N/A            20,648 (2)
   Director and Member of           2000            102,258             30,577              200,000              0
   Management Board of Vianet       1999            102,258             35,791              200,000              0


Bernd Buchholz (4)                  2001            115,040             5,151               200,000              0
   Former Executive Vice            2000            143,801             41,664               80,000              0
   President for Sales and          1999            19,174                0                 200,000              0
   Marketing

Paolo Vittorio di Fraia (5)         2001            153,388             51,129              200,000              0
   Director, Vice President         2000            95,724              29,282              280,000              0
   International and Chief          1999            N/A                  N/A                  N/A               N/A
   Financial Officer;
   Managing Director - Italy

Thomas Stoek (6)                    2001            153,388             27,897              150,000              0
   Vice President for IDC           2000            N/A                  N/A                  N/A               N/A
   Services                         1999            N/A                  N/A                  N/A               N/A


-----------------------

(1)  Indicated amounts are stated in Euro.
(2)  Represents compensation for unused vacation.
(3)  Mr. Libischer is no longer employed by Cybernet.
(4) Mr. Buchholz joined the Company in November 1999. The information presented for fiscal year 1999 represents payments made from November 1, 1999 through December 31, 1999. Mr. Buchholz is no longer employed by Cybernet.
(5) Dr. Di Fraia joined the Company in June 2000. The information presented for fiscal 2000 represents payments made from June 1, 2000 through December 31, 2000.
(6)  Mr. Stoek joined the Company in January 2001.


1998 Stock Incentive Plan

     The Company maintains the Cybernet Internet Services International, Inc. 1998 Stock Incentive Plan (the "Incentive Plan"). The Board of Directors has reserved 4,000,000 shares of Common Stock for issuance pursuant to awards that may be made under the Incentive Plan, subject to adjustment as provided therein. The Incentive Plan allows for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, stock awards, dividend equivalent rights, performance units and phantom shares. For a description of the Incentive Plan, see "1998 Stock Incentive Plan" under Proposal 2 below.

Option Grants in Fiscal Year 2001

     The following table provides information on options to purchase Common Stock that were granted to the Named Executives and directors during fiscal year 2001.


  -------------------------------------------------------------------------------------    Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                           Rates of Stock Price
                                                                                          Appreciation for Option
                                                                                                   Term
                                                                                          -----------------------
                                  Number of      Percent of Total
                                 Securities        Options/SARs
                                 Underlying          Granted to         Exercise
                                 Options/SARs        Employees            Base
                                   Granted           in Fiscal           Price        Expiration
  Name                               (#)                Year           ($/Share)         Date         5% ($)     10% ($)
  ----                           -------------     ---------------  --------------    ----------      ------     -------

  Andreas Eder                     200,000             14.22%           $1.8923         01/2/10         0           0
    Chairman, President            400,000 (1)               (1)        $  0.56                (1)       (1)         (1)
    and Chief Executive
    Officer; Member of
    the Management Board
    of  Cybernet AG

  Bernd Buchholz                   200,000             14.22%           $1.8923         01/2/10         0           0
   Executive Vice
   President for Sales
   and Marketing; Member
   of the Management board
   of Cybernet AG

  Paolo V. Di Fraia                200,000             14.22%           $1.8923         01/2/10         0           0
    Chief Financial                400,000 (1)               (1)               (1)             (1)       (1)         (1)
    Officer; Managing
    Director - Italy

  -------------------------------------------------------------------------------------    Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                           Rates of Stock Price
                                                                                          Appreciation for Option
                                                                                                   Term
                                                                                          -----------------------
                                  Number of      Percent of Total
                                 Securities        Options/SARs
                                 Underlying          Granted to         Exercise
                                 Options/SARs        Employees            Base
                                   Granted           in Fiscal           Price        Expiration
  Name                               (#)                Year           ($/Share)         Date         5% ($)     10% ($)
  ----                           -------------     ---------------  --------------    ----------      ------     -------

   Thomas Stoek                    150,000             10.66%           $1.8923         01/2/10         0           0
   Vice President of Data
   Centers; Member of the
   Management Board of
   Cybernet AG

                                     5,000              0.35%           $1.8923         01/2/10         0           0
  Robert Fratarcangelo              30,000 (2)               (2)               (2)             (2)       (2)         (2)
   Secretary and Director

  Hubert Besner                      5,000              0.35%           $1.8923         01/2/10         0           0
   Director                         30,000 (2)               (2)               (2)             (2)       (2)         (2)

  G.W. Norman Wareham                5,000              0.35%           $1.8923         01/2/10         0           0
   Former Director

(1) These options have lapsed. On December 4, 2001, the Board approved the issuance of 400,000 stock options to each of Andreas Eder and Paolo di Fraia. These stock options were exercisable into shares of Common Stock at an exercise price per share of $0.56 in the event that the Company reaches the following milestones by January 31, 2002: (i) the Company successfully eliminates 85% of its current debt, and (ii) the Company achieves a minimum of Euro 10,000,000 in operating funds. These milestones were not met on January 31, 2002.

(2) These options have lapsed. On December 4, 2001, the Board approved the issuance of 30,000 stock options to each of Hubert Besner and Robert Fratarcangelo. These stock options were exercisable into shares of Common Stock at an exercise price per share of $0.56 in the event that the Company reaches the following milestones by January 31, 2002: (i) the Company successfully eliminates 85% of its current debt, and (ii) the Company achieves a minimum of Euro 10,000,000 in operating funds. These milestones were not met on January 31, 2002.

Employment and Severance Agreements

     Our executives officers are appointed by the Board of Directors and serve until their successors are elected or appointed. We have entered into employment agreements with each of the following officers and directors on the following material terms.

     Andreas Eder. On March 1, 1999, we entered into an employment agreement with Mr. Eder to serve as President and Chief Executive Officer. The agreement provides for an annual base salary of approximately 138,074 Euro per year, and as amended, expires in December 2004. It also permits Mr. Eder to earn an annual bonus of up to approximately 46,025 Euro if certain performance standards established by the Compensation Committee are achieved. On June 9, 2000, we amended the agreement in order to increase Mr. Eder's annual base salary to 153,388 Euro and the potential annual bonus to 51,129 Euro. On December 4, 2001, the Board approved increasing Mr. Eder's annual base salary to 179,952 Euro. We may terminate the agreement as a result of Mr. Eder's "disability" or for "cause."

     Upon Mr. Eder's death, we are obligated to pay to his estate an amount equal to his base salary for the period ended 12 months after his death. If Mr. Eder resigns or we terminate his employment as a result of Mr. Eder's "disability" or for "cause," we are obligated to pay his base salary through the date of termination.

     Under the agreement, "disability" is defined as (a) any mental or physical disability which the Board of Directors deems in good faith would preclude Mr. Eder from performing his duties; or (b) a mental or physical disability which lasts for a period of 60 consecutive days or for 90 days in any six-month period and which the Board of Directors elects to treat as permanent in nature. The agreement defines "cause" as any material breach of its terms by Mr. Eder or the commission of a felony or a crime involving moral turpitude.

     Paolo di Fraia. On June 1, 2000, we entered into an employment agreement with Dr. di Fraia. Dr. di Fraia serves as Chief Financial Officer and the Vice President International and Managing Director of Cybernet Italia. The agreement provides for an annual base salary of approximately 153,388 Euro and also permits Dr. di Fraia to earn an annual bonus of up to approximately 51,129 Euro according to the bonus scheme, if any, as approved by the Board of Directors. On December 4, 2001, the Board approved extending his employment agreement until December 2004 We may terminate the agreement as a result of Dr. di Fraia's "disability" or for "cause."

     Upon Dr. di Fraia's death, we are obligated to pay his estate an amount equal to his base salary for the period ended 12 months after his death. If Dr. di Fraia resigns or we terminate his employment as a result of Dr. di Fraia's "disability" or for "cause," we are obligated to pay his base salary through the date of termination.

     Under the agreement, "disability" is defined as (a) any mental or physical disability which the Board of Directors deems in good faith would preclude Mr. Eder from performing his duties; or (b) a mental or physical disability which lasts for a period of 60 consecutive days or for 90 days in any six-month period and which the Board of Directors elects to treat as permanent in nature. The agreement defines "cause" as any material breach of its terms by Mr. Eder or the commission of a felony or a crime involving moral turpitude.

     Thomas Stoek. On January 1, 2001, we entered into an agreement with Mr. Stoek. Mr. Stoek serves as Vice President of Internet Data Centres. The agreement is for a three-year term and provides for a base salary of approximately DM 300,000 or Euro 153,388. The agreement also provides for a bonus of up to approximately DM 100,000 or Euro 51,129 if certain performance standards established by the Board of Directors are achieved. Mr. Stoek also received an option to purchase 150,000 shares of Common Stock pursuant to the Incentive Plan. In the event Mr. Stoek is unable to work due to illness or other reasons, the Company is obligated to pay Mr. Stoek his base salary for three months. In the event of Mr. Stoek's death, the company is obligated to pay Mr. Stoek's heirs his base salary for twelve months.

     Ferdinand Lietner. On July 1, 2001, we entered into an agreement with Mr. Leitner. Mr. Leitner serves as Chairman of the Board of Directors Austria. The agreement provides a base salary at the rate of Euro 100,000 per year. The agreement also provides a bonus up to Euro 50,000 per year in accordance with the bonus plan approved by the Board of Directors. In addition, Cybernet granted to Mr. Leitner options to purchase up to 80,000 shares of common stock of Cybernet on the terms and conditions of the Stock Option Plan issued by it. In addition and subject to certain milestones, Cybernet is obligated to grant to Mr. Lietner options to purchase up to 70,000 chares of common stock of Cybernet.

     Georg Chytil. On July 1, 2001, we entered into an agreement with Mr. Chytil. Mr. Chytil serves as Technical Director Austria. The agreement provides a base salary at the rate of Euro 86,920 per year. In addition, Mr. Chytil shall be entitled to receive a bonus up to Euro 35,790 per year in accordance with the bonus plan approved by the Board of Director. Furthermore, Cybernet grants options to purchase up to 80,000 shares of common stock of Cybernet, on the terms and conditions of the stock options plan issued by it. In addition and subject to certain milestones, Cybernet is obligated to grant Mr. Chytil options to purchase up to 40,000 shares of common stock of Cybernet.

Directors and Officers Indemnification

     The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to specified conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our Certificate of Incorporation limits the liability of our directors to the fullest extent authorized by Delaware law.

     Our Certificate of Incorporation provides that we will indemnify and hold harmless any of our directors and officers who, by reason of the fact that he or she is, was or has agreed to become one of our officers or directors, is involved in a legal proceeding of any nature. We will repay specified expenses incurred by a director or officer in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. These indemnifiable expenses include, to the maximum extent permitted by law, attorneys' fees, judgments, fines, ERISA excise taxes and settlement amounts and other expenses customarily incurred in connection with legal proceedings.

     This limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") is
                                                           --------------
against public policy as expressed in the Securities Act and therefore may not be enforceable.

Certain Transactions with Management

     Dr. Hubert Besner, a director of the Company, is a partner with the law firm of Brobeck, Hale & Dohr and was formerly a partner with the law firm of Besner, Kreifels Weber. Both firms have represented the Company and the Company paid these firms fees of approximately $237,710 and 310,982 Euro during the 2000 and 2001 fiscal years, respectively.

     We provide Internet connectivity services to Ventegis Capital AG (formerly, Cybermind Interactive Europe, AG ) ("Ventegis"), a principal stockholder of Cybernet, pursuant to a standard service contract. During the last fiscal year, Ventegis paid us approximately $59,121 (based on the exchange rate of $2,077 Deutche Marks for one U.S. dollar, the exchange rate in place on December 31,
2000) for such services. Holger Timm, one of our principal stockholders and a former director, is a member of the supervisory board of Ventegis.

Compensation Committee Report on Executive Compensation

     This report by the Compensation Committee of your Board discusses the Compensation Committee's compensation objectives and policies applicable to the Company's executive officers. The report reviews the Compensation Committee's policy generally with respect to the compensation of all executive officers as a group for fiscal years 2000 and 2001 and specifically reviews the compensation established for the Company's Chairman, President and Chief Executive Officer as reported in the Summary Compensation Table. Except for Mr. Fratarcangelo who was elected Secretary of the Company in May 1999, the Compensation Committee is composed entirely of nonemployee Directors of the Company.

     The Compensation Committee of your Board approves all policies under which compensation is paid or awarded to the Company's executive officers. The Compensation Committee is composed of Dr. Besner and Mr. Fratarcangelo.

Compensation Philosophy

     Your Company's executive compensation program has three objectives: (i) to align the interests of the executive officers with the interests of the Company's stockholders by basing a significant portion of an executive's compensation on the Company's performance, (ii) to attract and retain highly talented and productive executives, and (iii) to provide incentives for superior performance by the Company's executives. To achieve these objectives, the Compensation Committee has crafted a program that consists of base salary, short-term incentive compensation in the form of a bonus, and long-term incentive compensation in the form of stock options. These compensation elements are in addition to the general benefit programs that are offered to all of the Company's employees.

     The Compensation Committee reviews the Company's executive compensation program. In its review, the Compensation Committee assesses the competitiveness of the Company's executive compensation program and reviews the Company's financial performance for the previous fiscal year. In future years, the Compensation Committee will gauge the success of the compensation program in achieving its objectives in the previous year and will consider the Company's overall performance objectives.

     Each element of the Company's executive compensation program is discussed below.

Base Salaries

     The Compensation Committee will annually review the base salaries of the Company's executive officers. The base salaries for certain of the Company's executive officers for fiscal years 1999, 2000 and 2001 are reflected in the Summary Compensation Table and were paid in accordance with the provisions of the employment agreements applicable to each of the Company's executive officers. The salaries of the Company's executive officers, who do not have employment agreements, will be set by the Compensation Committee based on its annual review. In addition to considering the factors listed in the foregoing section that support the Company's executive compensation program generally, the Compensation Committee will review the responsibilities of the specific executive position and the experience and knowledge of the individual in that position in setting the salary in a given executive's employment agreement or otherwise. In setting base salaries for employment agreements or otherwise, the Compensation Committee will also consider individual performance based upon a number of factors, including a measurement of the Company's historic and recent financial performance and the individual's contribution to that performance, the individual's performance on non-financial goals and other contributions of the individual to the Company's success, and will give each of these factors relatively equal weight without confining its analysis to a rigorous formula. As is typical of most corporations, the actual payment of base salary is not conditioned upon the achievement of any predetermined performance targets.

Incentive Compensation

     Bonuses established for executive officers are intended to motivate the individual to work hard to achieve the Company's financial and operational performance goals or to otherwise motivate the individual to aim for a high level of achievement on behalf of the Company in the coming year. The Compensation Committee does not have a formula for determining bonus payments, but establishes general target bonus levels for executive officers at the beginning of the fiscal year based in relatively equal measures upon the Compensation Committee's subjective assessment of the Company's projected revenues and other operational and individual performance factors and may adjust these targets during the year. The bonuses to the executive officers are based on the achievement of annual goals, both quantitative, such as increase in revenues or number of customers, and qualitative such as successful integration of an acquisition or development of a new segment of customers. At the end of the year, the results of the Company and each department are compared to the set goals and recommendations are made to the Board of Directors with respect to the bonuses for each executive.

Long-Term Incentive Compensation

     Your Company's long-term incentive compensation plan for its executive officers is based upon the Company's 1998 Stock Incentive Plan (the "Incentive Plan"). The Compensation Committee believes that placing a portion of executives' total compensation in the form of stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's stockholders, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. In determining the number and terms of options to grant an executive, the Compensation Committee will primarily consider subjectively the executive's past performance and the degree to which an incentive for long-term performance would benefit the Company.

Benefits

     The Compensation Committee believes the Company must offer a competitive benefits program to attract and retain key executives. The Company provides the same medical and other benefits to its executive officers that are generally available to its other employees.

Compensation of the Chief Executive Officer

     Mr. Eder has served as the Chief Executive Officer of the Company since September 1997. During the fiscal years 2000 and 2001, Mr. Eder was paid a base salary of 143,801 Euro and 153,388 Euro, respectively. In addition, during the fiscal year 2000, he received an option to purchase 80,000 shares of Common Stock at an exercise price of $4.192 per share. During fiscal year 2001, he received an option to purchase 200,000 shares of Common Stock at an exercise price per share of $1.8923. In addition, in fiscal year 2001, Mr. Eder received an option to purchase 400,000 shares of Common Stock which have since lapsed. The options were exercisable only in the event that certain milestones were achieved on or before January 31, 2002. These milestones were not met. On December 4, 2001, the Board approved an increase in Mr.

Eder's base salary from 153,388 Euro to 178,952 Euro. The criteria upon which Mr. Eder's compensation was determined is the same as that described above with regard to all of the other of the Company's executive officers.

              Submitted by the Compensation Committee of the Board of Directors.

                                                         Dr. Hubert Besner
                                                         Robert F. Fratarcangelo

Stock Return Performance Graph

     The following graph indicates the Company's cumulative total return to stockholders from March 31, 1999 (the effective date of the Company's registration of its Common Stock under Section 12 of the Exchange Act) through December 31, 2001, as compared to the cumulative total returns for the Neuer Markt 50 Index and the Nemax Internet Index.

                     Comparison of Cumulative Total Returns
      Performance Graph for Cybernet Internet Services International, Inc.

                              [GRAPH APPEARS HERE]

                                         3/31/99      12/31/99       12/31/00     12/31/01
                                         -------      --------       --------     --------
 Cybernet Internet Services                $100         $ 33          $ 5          $ 1.55
      International, Inc.
 Neuer Market 50 Index                     $100         $132          $74          $29.40
 Nemax Internet Index                       N/A         $100          $31.77       $12.35


      ------------------
      * Assumes $100 invested in the Common Stock of the Company, in the Neuer Market 50 Index on March 31, 1999 and in the Nemax Internet Index on December 31, 1999. No value is indicated for the Nemax Internet Index on March 31, 1999 because the Index did not commence until December 30, 1999. Assumes reinvestment of dividends, if any. The Company's common stock is also traded on the OTC Bulletin Board.

                   PARTICIPANTS IN THE COMPANY'S SOLICITATION

     Under applicable regulations of the Securities and Exchange Commission, each of the directors and nominees of the Company is deemed a "participant" in the Company's solicitation of proxies. The following information about each director is provided under "Security Ownership of Certain Beneficial Owners and Management": name, business address, principal occupation and the name and principal business of the organization in which the director's employment is carried on.

Transactions in Our Common Stock During the Past Two Years

     The following is a list of all purchases and sales of common stock made during the last two years by participants in the Company's solicitation of proxies:

                            Transaction  Number of     Purchase/   Per Share
  Name                      Date         Shares        Sale        Price
  ----                      -----------  ---------     ---------   ---------
  Andreas Eder              9/28/00      10,000        Purchase    $4.50
  Paolo di Fraia            9/28/00      5,000         Purchase    $4.625
  Hubert Besner             N/A          N/A           N/A         N/A
  Robert Fratarcangelo      N/A          N/A           N/A         N/A
  Cabot R. Caskie           N/A          N/A           N/A         N/A

Other Contracts, Arrangements, and Understandings with Participants

     On December 4, 2001, the Board approved the issuance of 400,000 stock options to each of Andreas Eder and Paolo di Fraia, and 30,000 stock options to each of Hubert Besner and Robert Fratarcangelo, which options have since have lapsed. The options were exercisable into shares of Cybernet common stock at an exercise price of $0.56 per share only in the event that certain milestones were achieved before January 31, 2002. These milestones were not achieved.

     In addition, on December 4, 2001, the Board approved an increase in Mr. Eder's base salary from 153,388 Euro to 178,952 Euro and extended Mr. di Fraia's employment agreement until December 2004.

     Except as otherwise set forth in this proxy statement, to the best of the Company's knowledge: (i) none of the participants in the Company's solicitation of proxies is, or was within the past year, a party to any contracts, arrangements or understandings with any person with respect to any shares of the Company's common stock, and (ii) neither any of the participants nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transaction as to which the Company or any of its affiliates will or may be a party.

Beneficial Ownership of Common Stock by Associates of Participants

     Verena Czerny, spouse of our President and CEO, Andreas Eder, may be deemed an "associate" (as defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended). Ms. Czerny owns an aggregate of 38,750 shares of Cybernet common stock. Ms. Czerny may be deemed to beneficially own shares held by her spouse Mr. Eder (whose shares are listed in "Security Ownership of Certain Beneficial Owners and Management"). Ms. Czerny disclaims beneficial ownership of any of the shares held by Mr. Eder. The address of Ms. Czerny is c/o Hubert Besner, Maximilianstrasse 31, 80539, Munich, Germany.

     Except as otherwise set forth in this proxy statement, to the best of the Company's knowledge: none of the participants in the Company's solicitation of proxies has any "associates" (as defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended) who beneficially own any common stock.

                                   PROPOSAL 2

               APPROVAL OF THE CYBERNET 1998 STOCK INCENTIVE PLAN

Background

     The Company's 1998 Stock Incentive Plan ("Incentive Plan") was approved by our Board of Directors and sole shareholder prior to the Company's reincorporation in Delaware in November 1998. On November 30, 1999, our Board of Directors approved an amendment to increase the total number of shares of Common Stock issuable under the Incentive Plan from 2,000,000 to 3,000,000. On February 22, 2001, our Board of Directors approved an amendment to increase the total number of shares of Common Stock issuable under the Incentive Plan from 3,000,000 to 4,000,000. We are now seeking stockholder approval of the Incentive Plan because such approval is required under the Internal Revenue Code to preserve incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the Incentive Plan. Under 162(m) of the Internal Revenue Code, shareholder approval of performance-based compensation plans (including material amendments thereto) is necessary to qualify for the performance-based compensation exception to the limitation on a company's ability to deduct compensation paid to certain specified individuals in excess of $1 million. Approval of the amendment to the Incentive Plan and the Incentive Plan as amended requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock and Series B Preferred Stock of the Company represented and entitled to vote at the Annual Meeting.

     The following description of the Incentive Plan is intended only as a summary and is qualified in its entirety by reference to the Incentive Plan.

Purpose

     The purposes of the Incentive Plan is to (a) provide incentive to officers and key employees of the Company and its affiliates to stimulate their efforts toward our continued success and to operate and manage the business in a manner that will provide for our long-term growth and profitability; (b) encourage stock ownership by our officers and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of stock, or to receive compensation which is based upon appreciation in the value of the stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

Stock Incentives

     The Incentive Plan permits us to make awards of incentive stock options, non-qualified stock options, stock appreciation rights, stock awards, dividend equivalent rights, performance unit awards and phantom shares.

Eligibility

     All officers, key employees and consultants of the Company and its affiliates designated by the Board of Directors of the Company to participate in the Incentive Plan are eligible to receive stock incentives under the Incentive Plan, except that only an incentive stock option may be granted to an employee of the Company and its subsidiaries. In the case of incentive stock options, the aggregate fair market value of stock underlying stock options intended to meet the requirements of Internal Revenue Code Section 422 that become exercisable during any calendar year under all plans of the Company and its subsidiaries may not exceed $100,000. If the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded will be treated as non-qualified stock option(s).

Available Shares

     The Board of Directors has authorized and reserved 4,000,000 shares of Common Stock for issuance pursuant to stock incentives under the Incentive Plan. During the last fiscal year, the Compensation Committee granted stock options to purchase a total of 1,133,800 shares of Common Stock under the Incentive Plan (and 7,500 shares of Common Stock under the Directors' Plan). If a stock incentive expires, terminates or is cancelled, the unissued shares of Common Stock subject to the stock incentive will again be available under the Incentive Plan.

Administration

     The Incentive Plan is administered by the Compensation Committee. The Compensation Committee has full authority in its discretion to determine the officers and key employees of the Company or its affiliates to whom stock incentives will be granted and the terms and provisions of stock incentives, subject to the Incentive Plan. The Compensation Committee has full and conclusive authority to interpret the Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the Incentive Plan, to determine the terms and provisions of the stock incentive agreements, and to make all other determinations necessary or advisable for the proper administration of the Incentive Plan.

General Terms of all Stock Incentives

     The number of shares of Common Stock as to which a stock incentive may be granted will be determined by the Compensation Committee. To the extent required under Section 162(m) of the Internal Revenue Code for compensation to be treated as qualified performance based compensation, the maximum number of shares of Common Stock with respect to which options or stock appreciation rights may be granted during any one year period to any employee may not exceed 100,000. Each stock incentive will either be evidenced by a stock incentive agreement or be made subject to the terms of a stock incentive program as the Compensation Committee may determine to be appropriate. Except as to incentive stock options, stock incentives are not transferable or assignable except by will or by the laws of descent and distribution.

Grants of Stock Options

     The Incentive Plan permits the grant of both incentive stock options and non-qualified stock options. Incentive stock options may only be granted to employees of the Company or any subsidiary. With respect to an incentive stock option, options may be made exercisable at a price no less than the fair market value of the Common Stock on the date that the option is awarded. With respect to each grant of an incentive stock option to a participant who is an over 10% owner, the exercise price may not be less than 110% of the fair market value on the date the option is granted.

     The term of incentive stock options granted to a participant who is not an over 10% owner is ten years after the date the option is granted. The term of incentive stock options granted to a participant who is an over 10% owner is five years after the date the option is granted. The term of any non-qualified stock option will be specified in the applicable stock incentive agreement.

     The option price upon exercise may be made in cash or any form or manner authorized by the Compensation Committee in the applicable stock incentive agreement. In its discretion, the Compensation Committee also may authorize Company financing to assist the participant with payment of the exercise price on such terms as may be offered by the Compensation Committee in its discretion.

     Subject to limited exceptions, options are forfeited upon termination of employment or service. Options are not assignable (except by will or the laws of descent and distribution).

Grants of Stock Incentives other than Stock Options

     Stock appreciation rights granted under the Incentive Plan may be granted separately or in connection with another stock incentive. A stock appreciation right entitles the participant to receive the excess of (a) the fair market value of a specified or determinable number of shares of Common Stock at the time of payment or exercise over (b) a specified or determinable price which, in the case of stock appreciation right granted in connection a stock option, may not be less than the exercise price for that number of shares subject to that stock option. The Compensation Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. A stock appreciation right granted in connection with a stock incentive may only be exercised to the extent that the related stock incentive has not been exercised, paid or otherwise settled. Stock appreciation rights may be settled in shares of Common Stock or in cash, according to terms established by the Compensation Committee with respect to any particular award.

     Stock awards. The number of shares of Common Stock subject to the stock award and the restrictions and condition on such shares will be as the Compensation Committee determines. The Compensation Committee may require a cash payment from the participant in an amount no greater than the aggregate fair market value of the shares of Common Stock awarded determined at the date of grant in exchange for the grant of a stock award, or may grant a stock award without the requirement of a cash payment.

     Dividend equivalent rights granted under the Incentive Plan entitles the participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Common Stock to Company stockholders of record during the period such rights are effective. The Compensation Committee may impose such restrictions and conditions on any dividend equivalent right as the Compensation Committee in its discretion shall determine. Payment of a dividend equivalent right may be made by the Company in cash or shares of Common Stock (valued at Fair Market Value on the date of payment) or as the Compensation Committee may determine.

     Performance unit awards granted under the Incentive Plan entitles the participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units granted by the Compensation Committee. At the time of the grant, the Compensation Committee will determine the base value of each unit, the number of units subject to a performance unit award, the performance factors applicable to the determination of the ultimate payment value of the performance unit award and the period over which company performance shall be measured. Payment of a performance unit award may be made by the Company in cash or shares of Common Stock (valued at Fair Market Value on the date of payment) or as the Compensation Committee may determine.

     Phantom shares granted under the Incentive Plan entitles the participant to receive, at a specified future date, payment of an amount equal to all or a portion of the fair market value of a specified number of shares of Common Stock at the end of a specified period. At the time of grant, the Compensation Committee will determine the factors which will govern any payment, and any performance criteria that must be satisfied as a condition to payment. Payment in respect of phantom shares may be made by the Company in cash or shares of Common Stock (valued at Fair Market Value on the date of payment) or as the Compensation Committee may determine.

Recapitalizations and Reorganizations

     The Incentive Plan provides for appropriate adjustments of the number and kind of shares to be issued upon exercise of a stock incentive and of the exercise price or payment amount to reflect changes in the capital structure of the corporation, stock splits, recapitalizations, mergers and reorganizations.

Amendment or Termination of the Incentive Plan

     Although the Incentive Plan may be amended by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws.

Benefits to Named Executive Officers and Others

     The following table sets forth information regarding stock incentives granted made under the Incentive Plan during fiscal years 2000 and 2001 to each of the Named Executives, all persons who serve as executive officers of the Company as a group, and all persons who are employees of the Company as a group.

                                                                 Number of                Number of
                                                           Stock Options Granted    Stock Options Granted
                   Name and Position                        in Fiscal Year 2001      in Fiscal Year 2000
                                                           ---------------------    ----------------------
Andreas Eder                                                   600,000 (1)                  80,000
  Chairman, President and Chief Executive Officer;
  Member of the Management Board of Cybernet AG

Bernd Buchholz                                                 200,000                      80,000
  Former Executive Vice President for Sales and
  Marketing

Paolo V. Di Fraia                                              600,000 (1)                 280,000
  Director, Chief Financial Officer;
  Managing Director - Italy

Eckhard Freund                                                       0                      50,000
  Vice President of Operations

                                                                 Number of                Number of
                                                           Stock Options Granted    Stock Options Granted
                   Name and Position                        in Fiscal Year 2001      in Fiscal Year 2000
                                                           ---------------------    ----------------------
Thomas Stoek                                                   150,000                        0
  Former Vice President of Data Centers;
  Member of the Management Board of Cybernet AG

Robert Fratarcangelo                                            35,000 (2)                2,500
  Secretary and Director

Tristan Libischer                                                    0                        0
  Director

Robert Eckert                                                        0                        0
  Former Chief Financial Officer and Treasurer

Alessandro Giacalone                                                 0                        0
  Former Director and Chief Operating Officer
       All Executive Officers as a Group                     1,585,000                  492,500

Hubert Besner                                                   35,000 (2)                2,500
  Director

G.W. Norman Wareham                                              5,000                    2,500
  Former Director

       All Non-Executive Directors as a Group                   40,000                    5,000

       All Non-Executive Employees as a Group                1,406,450                  643,800

(1) Includes 400,000 stock options granted on December 4, 2001. However, these stock options lapsed on January 31, 2001. The options were exercisable into shares of Common Stock at an exercise price per share of $0.56 only in the event that the Company reaches the following milestones by January 31, 2002: (i) the Company successfully eliminates 85% of its current debt, and
     (ii) the Company achieves a minimum of 10,000,000 (Euro) in operating funds. These milestones were not met on January 31, 2002.

(2) Includes 30,000 stock options granted on December 4, 2001. However, these stock options lapsed on January 31, 2001. The options were exercisable into shares of Common Stock at an exercise price per share of $0.56 only in the event that the Company reaches the following milestones by January 31, 2002: (i) the Company successfully eliminates 85% of its current debt, and
     (ii) the Company achieves a minimum of 10,000,000 (Euro) in operating funds. These milestones were not met on January 31, 2002.

Federal Income Tax Consequences for United States Persons

     Incentive Stock Options. An optionee who is a U.S. person will not recognize income upon the grant or exercise of an incentive stock option. Instead, the optionee will be taxed at the time he or she sells the stock purchased pursuant to the option. The optionee will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the optionee does not sell the stock within two years from the date of grant of the option and one year from the date the stock is transferred to the optionee, the gain will be a long-term capital gain, and the Company will not be entitled to a deduction. If the optionee sells the stock at a gain prior to that time, the difference between the amount the optionee paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and the Company will be entitled to a corresponding deduction. If the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount will be taxed as capital gain. If the optionee sells the stock for less than the amount he or she paid for it prior to the expiration of the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject an optionee to, or increase an optionee's liability for, the alternative minimum tax.

     Non-Qualified Stock Options. An optionee who is a U.S. person will not recognize income upon the grant of a non-qualified stock option under the Incentive Plan or at any time prior to the exercise of the option or a portion thereof. Generally, at the time the optionee exercises a non-qualified option or portion thereof, the optionee will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying stock on the date the option is exercised over the option price of the stock and the Company will then entitled to a corresponding deduction. At that time, the Company will be subject to income tax withholding requirements and will have the right to require an optionee who is or was an employee of the Company to remit in cash to the Company an amount sufficient to satisfy any federal, state and local tax requirements prior to the delivery of any certificate or certificates for such shares of stock.

     A subsequent taxable disposition of the stock acquired upon exercise of an option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date of the option exercise and the amount realized on later disposition.

     Other Stock Incentives. A participant who is a U.S. person will not recognize income upon the grant of certain equity incentive such as a stock appreciation right, dividend equivalent right, performance unit award or phantom share. Generally, at the time a participant receives payment under any equity incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

     A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Internal Revenue Code. However, when the shares of Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects a the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income a that time and the Company also will be entitled to a corresponding deduction at that time.

     The foregoing is a summary discussion of certain U.S. Federal income tax consequences to certain participants under the Internal Revenue Code and should not be construed as legal, tax or investment advice. All Incentive Plan participants should consult their own tax advisors as to the specific tax consequences applicable to them, including federal, state, local and foreign tax laws.

Stockholder Approval

     The Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the Incentive Plan.

             The Board of Directors recommends that you vote "FOR"
            the approval of the Cybernet 1998 Stock Incentive Plan.

                                   PROPOSAL 3

                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young Deutsche Allgemeine Treuhand AG ("E&Y") served as the Company's independent auditors for the fiscal years ended December 31, 1999 and December 31, 2000. The Board of Directors, acting upon the recommendation of the Audit Committee of the Board, has approved and engaged E&Y as the Company's independent auditors for fiscal year ending December 31, 2001. In addition, E&Y has rendered other services, including the review of periodic financial statements and related information.

Audit and Related Fees

Audit Fees

     Audit fees billed to the Company by E&Y during the Company's 2000 fiscal year for the audit of its annual consolidated financial statements included in its Annual Report on Form 10-K and the review of those consolidated financial statements included in its quarterly reports on Form 10-Q totaled 564,323 Euro.

Financial Information Systems Design and Implementation Fees

     The Company did not engage E&Y to provide advice to its regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

     Fees billed to the Company by E&Y during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including accounting advice and tax services, totaled 3,284 Euro. The Audit Committee of the Board of Directors has determined that the accounting advice and tax services provided by E&Y are compatible with maintaining E&Y's independence.

     If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Board of Directors will reconsider the appointment. Representatives of E&Y are expected to be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

            The Board of Directors recommends that you vote "FOR" the
          ratification of Ernst & Young Deutsche Allgemeine Treuhand AG
                    as the Company's independent accountants.

Audit Committee Report

     The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, which include our consolidated balance sheets as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities

Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Membership

     The Audit Committee is composed of two directors. There is currently a vacancy in the Audit Committee. The current member of the Audit Committee is Robert Fratarcangelo. The Audit Committee reviews the Company's accounting processes, financial controls and reporting systems, as well as the selection of the Company's independent auditors and the scope of the audits to be conducted. The Board of Directors has not adopted a written charter for the Audit Committee.

Review with Management

     The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Accountants

     The Audit Committee has discussed with Ernst & Young Deutsch Allgemeine Treuhand AG, our independent accountants, the matters to be discussed by SAS 61 (Communications with Audit Committee) which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Ernst & Young their independence from us.

Conclusion

     Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                      Submitted by the Audit Committee of the Board of Directors
                                                            Robert Fratarcangelo

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholders who wish to submit a proposal for consideration at the 2002 Annual Meeting should submit the proposal in writing to the Company at the address set forth on page 1 of this Proxy Statement. A proponent of a proposal is required to have been a record or beneficial owner of at least 1% or $2,000 in market value of Common Stock of the Company for a period of at least one year and must continue to own such securities through the date on which the 2002 Annual Meeting is held. The Company has the right to request documentary support (as provided in Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act) of the proponent's ownership claim within 14 calendar days after receipt of the proposal, and the proponent shall furnish appropriate documentation within 21 days after receiving such request. Proposals must be received by the Company on or before June 1, 2002 for inclusion in next year's proxy materials.

Stockholders who submit proposals must, in all other respects, comply with Rule 14a-8 under the Exchange Act.

                           INCORPORATION BY REFERENCE

     We have incorporated by reference the financial statements and related disclosures contained in the Form 10-K filed with the SEC on April 2, 2001 and the Form 10-Q filed with the SEC on November 15, 2001. The Annual Report to Shareholders for 2000 is included with this Proxy Statement and contains the financial statements and related disclosures of the Form 10-K. A copy of the Form 10-Q for the period ending September 30, 2001 is also included in the same package as this Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors does not intend to present any matter of business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           /s/ Andreas Eder

                                           Andreas Eder
                                           President and Chief Executive Officer

Munich, Germany
February 18, 2002

Your Board urges you not to return any YELLOW proxy cards solicited from you. If
                     ---
you have previously returned any such proxy card you have every right to change your vote. Simply sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided, whether or not you previously returned the YELLOW proxy card.

                  CYBERNET INTERNET SERVICES INERNATIONAL, INC.
                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 8, 2002

         The undersigned stockholder of Cybernet Internet Services

International, Inc. (the "Company") hereby appoints Mr. Andreas Eder and Dr.

Hubert Besner as proxies with full power of substitution, acting unanimously or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Meeting") to be

held at the Company's offices at Stefan-George-Ring 19-23, Munich, Germany on

Friday, March 8, 2002 at 11:00 a.m., local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.



PROPOSAL 1: To elect the Class B director nominee and Class C director nominees listed at right:

Class B Nominee:           Mr. Cabot R. Caskie

Class C Nominees:          Mr. Andreas Eder
                           Mr. Paolo di Fraia

-------  FOR all nominees                   -------  WITHHOLD authority to
         listed above (except as                     vote for all nominees
         indicated to the                            listed at right.
         contrary below).


INSTRUCTION:   To withhold authority for any individual nominee, mark "FOR"
above, and write that nominee's name in the space below:

--------------------------------------------------------------------------------

PROPOSAL 2:    To approve the Cybernet 1998 Stock Incentive Plan:


_______ FOR         ______ AGAINST        _______ ABSTAIN

PROPOSAL 3:    To ratify the appointment of Ernst & Young Deutsche Allemeine
Treuhand AG as corporate auditors for the 2000 and 2001 calendar years:

_______ FOR         ______ AGAINST        _______ ABSTAIN


Your Board recommends a vote FOR Proposal Nos. 1, 2 and 3. This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR Proposal 1, Proposal 2, and Proposal 3.

Discretionary authority is hereby conferred as to all other matters which may come before the meeting.

Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

PLEASE RETURN PROXY AS SOON AS POSSIBLE


Dated: _________________, 2002
(Be sure to date your Proxy)

-----------------------------------------
Name(s) of Stockholder(s)

-----------------------------------------
Signature(s) of Stockholder(s)

NOTE: If stock is held in the name of more than one person, all holders should sign. Signatures must correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in name by authorized person.